SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K



                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



        Date of Report (Date of earliest event reported): March 18, 2004



                              BARNES & NOBLE, INC.

             (Exact name of Registrant as Specified in its Charter)

                                    Delaware

                 (State or other Jurisdiction of Incorporation)



                1-12302                              06-1196501
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      (Commission File Number)            (IRS Employer Identification No.)


      122 Fifth Avenue, New York, NY                     10011
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  (Address of Principal Executive Offices)            (Zip Code)


        Registrant's Telephone Number, Including Area Code (212) 633-3300
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         (Former Name or Former Address, if Changed Since Last Report )

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Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

         (c)  Exhibits

         99.1  Press Release of Barnes & Noble, Inc., dated March 18, 2004

Item 12.  Results of Operations and Financial Condition

      On March 18, 2004, Barnes & Noble, Inc. (the "Company") issued a press release announcing its financial results for the fiscal quarter and fiscal year ended January 31, 2004. A copy of this press release is attached hereto as
Exhibit 99.1.

      The information in this Form 8-K and the Exhibit attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

Use of Non-GAAP Financial Information

      To supplement the Company's consolidated financial statements presented in accordance with generally accepted accounting principles ("GAAP"), in the press release attached hereto as Exhibit 99.1 the Company uses non-GAAP measures of EBITDA (defined by the Company as operating profit (loss) before depreciation, amortization and impairment charge, less the minority interest in GameStop Corp.'s EBITDA) for the 13 and 52 weeks ended January 31, 2004 and February 1, 2003, and free cash flow (defined by the Company as cash flow from operating activities less capital expenditures) for the 52 weeks ended January 31, 2004. Additionally, following the Company's acquisition of Bertelsmann AG's interest in barnesandnoble.com inc. ("B&N.com") on September 15, 2003, the Company consolidated the results of B&N.com. Accordingly, the Company is disclosing in the press release attached hereto as Exhibit 99.1 pro forma results as if the Company consolidated B&N.com for all of fiscal 2003.

      The Company's management reviews these non-GAAP measures internally to evaluate the Company's performance and manage its operations. In addition, since the Company has historically provided EBITDA results to the investment community, the Company believes that the inclusion of EBITDA results provides a consistent and comparable measure to help investors understand the Company's operating results. Furthermore, since the Company will consolidate B&N.com on a going forward basis, the Company believes that pro forma results (as if the Company consolidated B&N.com) provide investors a better understanding of the Company's current operating results and provide a comparable measure to help investors understand the Company's future operating results. The non-GAAP measures included in the press release attached hereto as Exhibit 99.1 have been reconciled to the comparable GAAP measure as required under SEC rules regarding the use of non-GAAP financial measures. The Company urges investors to carefully review the GAAP financial information included as part of the Company's Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, and quarterly earnings releases.

                                    SIGNATURE
                                    ---------

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                        BARNES & NOBLE, INC.
                                        (Registrant)




                                        By: /s/ Joseph J. Lombardi
                                            -----------------------------
                                            Joseph J. Lombardi
                                            Chief Financial Officer


Date:   March 18, 2004

                              Barnes & Noble, Inc.

                                  EXHIBIT INDEX




Exhibit Number    Description
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99.1              Press Release of Barnes & Noble, Inc., dated March 18, 2004